EXHIBIT 99.1

NEWS RELEASE – For Immediate Distribution

Body and Mind Provides Shareholder Update on California Expansion

Vancouver, BC, Canada (August 20, 2019) - Body and Mind Inc. (CSE: BAMM; OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state operator in Nevada, California, Ohio and Arkansas, is pleased to provide the following update to shareholders on the company’s operations in California, which includes assuming management of the ShowGrow Long Beach dispensary.

“We are pleased to take several important steps forward with our California expansion strategy at the retail locations in Long Beach, San Diego and Chula Vista,” Trip Hoffman, COO of Body and Mind, stated. “Having assumed management of ShowGrow Long Beach, we look forward to working closely with their team of cannabis innovators, whose deep knowledge of the retail market, strong product mix and marketing expertise will prove extremely valuable as we introduce Body and Mind to the California market. We are excited to commence renovations in San Diego, which on completion will position Body and Mind with two retail locations in highly trafficked regions of California.”

Robert Hasman, President of Nevada Medical Group, LLC and board member of Body and Mind, commented, “We continue to make progress at the manufacturing facility in Cathedral City. Our ability to rapidly ramp up operations and bring proven Body and Mind products to California is a key milestone in our growth strategy. The Company continues to advance construction on several fronts and we are excited to bring our proven brands to the California market.”

Long Beach, California:

Through its California subsidiary, NMG Long Beach LLC, Body and Mind has assumed management of the ShowGrow Long Beach dispensary in conjunction with the management agreement outlined in the definitive agreement announced by the Company on July 3, 2019.

San Diego, California:

The Company, through its subsidiary NMG San Diego LLC, has received building permits, hired a general contractor and commenced exterior easement work at the San Diego ShowGrow dispensary. The Company, through its subsidiary NMG San Diego LLC, owns 60% of the San Diego ShowGrow dispensary which is fully funded to completion of the renovation and start up.

Chula Vista, California:

The Company, through its subsidiary NMG Chula Vista LLC, has submitted a dispensary application for Chula Vista, California and results for the application are anticipated in October 2019. The application, submitted by NMG Chula Vista LLC in February 2019, has progressed through three stages of assessment, and had a final presentation to City officials regarding the application on July 19, 2019.

Cathedral City, California:

The Company, through its subsidiary NMG Cathedral City LLC (“NMG Cathedral City”), manages all the operations at the Satellites Dip, LLC manufacturing facility in Cathedral City, California pursuant to a management and administrative services agreement. Satellites Dip, LLC, a licensed cannabis business conducting commercial cannabis activity within the state of California, is the actual manufacturer. NMG Cathedral City has completed initial production runs of cannabis extracts including THC distillate which tested at 89.9% THC and 97.2% total cannabinoids and has passed all required testing for pesticides, microbials, and heavy metals. All cannabis products created at the manufacturing facility are tested according to California testing requirements and the facility is in full compliance with California’s METRC track and trace program. California has selected METRC as the state’s track-and-trace system and is used to track commercial cannabis activity and movement across the distribution chain (“seed-to-sale”).

“We have been working closely with California cultivators to source tested, quality cannabis and we are very pleased with the outcome of our initial extraction success,” stated Sophia Hase, General Manager of NMG Cathedral City. “We are near completion of kitchen infrastructure to allow for the production of edible products and our highly experienced team looks forward to adding more Body and Mind products very shortly.”

About Body and Mind Inc.

BaM is a well capitalized publicly traded company investing in high quality medical and recreational cannabis cultivation, production and retail. Body and Mind has a strategic investment by Australis Capital Inc. Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licences and holds cultivation and production licenses. BaM products include dried flower, edibles, topicals, extracts as well as GPEN Gio cartridges and Lucid Mood offerings. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas and Ohio and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bamcannabis.com for more information.

For further information, please contact:

Company Contact:

Michael Mills

Tel: 800-361-6312

mmills@bamcannabis.com

Investor Contact:

KCSA Strategic Communications

Valter Pinto, Managing Director

Tel: 212-896-1254

valter@kcsa.com

Media Contact:

KCSA Strategic Communications

Annie Graf, Account Director

Tel: 786-390-2644

agraf@kcsa.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.